Exhibit 10.21

                                      For Participants with Employment Contracts

CIT Group Inc.
Long-Term Incentive Plan
Restricted Stock Award Agreement

"Participant":

"Date of Award":  [____________], 2007

      This Award Agreement, effective as of the Date of Award set forth above, sets forth the grant of shares of Restricted Common Stock ("Restricted Shares") by CIT Group Inc., a Delaware corporation (the "Company"), to the Participant named above, pursuant to the provisions of the CIT Group Inc. Long-Term Incentive Plan, as amended (the "Plan"). All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein.

      The parties hereto agree as follows:

            (A) Grant of Restricted Shares. The Company hereby grants to the Participant [______] Restricted Shares, subject to the terms and conditions of the Plan and this Award Agreement. The Restricted Shares are subject to the transfer restrictions set forth in Section E and the cancellation provisions set forth in Section C.

            (B)   Vesting of Restricted Shares.

                  (1) Subject to the Participant's continued employment with the Company and its Subsidiaries (the "Company Group"), one third (1/3) of the Restricted Shares shall vest on each of the first, second and third anniversaries of the Date of Award (each, a "Vesting Date"). Any fractional Restricted Shares resulting from the application of the vesting schedule shall be aggregated and the Restricted Shares resulting from such aggregation shall vest on the third anniversary of the Date of Award.

                  (2) Upon vesting, the Restricted Shares shall no longer be subject to the transfer restrictions pursuant to Section E or cancellation pursuant to Section C.

            (C)   Termination of Employment.

                  (1)   If, after the Date of Award and prior to a Vesting Date,
                        (i) the Participant's employment with the Company Group due to the Participant's death, "Disability," "Retirement," (ii) the Participant resigns for "Good Reason" or (iii) the Participant is terminated without "Cause" (each as defined in the applicable Employment

                        Agreement between the Company and the Participant in effect on the Date of the Award), all of the unvested Restricted Shares shall vest immediately.

                  (2) If, prior to a Vesting Date, the Participant's employment with the Company Group terminates for any reason other than as set forth in Section C(1), the unvested Restricted Shares shall be cancelled immediately and the Participant shall immediately forfeit any rights to the Restricted Shares.

            (D) Change of Control. Notwithstanding any provision contained in the Plan or this Award Agreement to the contrary, if, prior to a Vesting Date, a Change of Control occurs, the unvested Restricted Shares shall immediately vest upon the effective date of the Change of Control.

            (E) Transferability. The Restricted Shares are not transferable other than by last will and testament, by the laws of descent and distribution pursuant to a domestic relations order, or as otherwise permitted under Section 12 of the Plan. Further, except as set forth in Section 12(b) of the Plan, during the Participant's lifetime, the Options shall be exercisable only by the Participant, or in the event of the Participant's legal incapacity, the Participant's legal guardian or representative.

            (F) Rights as a Stockholder. The Participant shall have, with respect to the Restricted Shares, all the rights of a stockholder of the Company, including, if applicable, the right to vote the Restricted Shares and to receive any dividends, subject to the restrictions set forth in the Plan and this Award Agreement.

            (G) Dividends and Distributions. Any Shares or other securities of the Company received by the Participant as a result of a distribution to holders of Restricted Shares or as a dividend on the Restricted Shares shall be subject to the same restrictions as the related Restricted Shares, and all references to Restricted Shares hereunder shall be deemed to include such Shares or other securities.

            (H) Share Certificates. The certificate representing the Shares covered by the Restricted Shares shall be held in custody by the Company until the restrictions thereon shall have lapsed. As a condition of the award of Restricted Shares, the Participant shall deliver to the Company a stock power, endorsed in blank, relating to such Shares. The Committee may cause a legend or legends to be put on the certificate to make appropriate reference to such restrictions as the Committee may deem advisable under the Plan or as may be required by the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange that lists the Shares, and any applicable federal or state laws.

            (I)   Miscellaneous.

                  (1) The Plan provides a complete description of the terms and conditions governing all Awards granted thereunder. This Award Agreement and the rights of the Participant hereunder are subject to the terms and conditions of the Plan, as amended from time to time, and to such rules and regulations as the Committee may adopt for the administration of the Plan. If there is any inconsistency between the terms of this Award Agreement and the terms of the Plan, the Plan's terms shall supersede and replace the conflicting terms of this Award Agreement.

                  (2) The Committee shall have the right to impose such restrictions on the Restricted Shares as it deems necessary or advisable under applicable federal securities laws, the rules and regulations of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to administer the Plan and this Award Agreement, all of which shall be binding upon the Participant.

                  (3) The Board may, at any time, or from time to time, terminate, amend, modify or suspend the Plan, and the Board or the Committee may amend or modify this Award Agreement at any time; provided, however, that no termination, amendment, modification or suspension shall materially and adversely alter or impair the rights of the Participant under this Award Agreement, without the Participant's written consent.

                  (4) Shares of Restricted Stock are not subject to Section 409A of the Internal Revenue Code of 1986, as amended ("Section 409A"). Notwithstanding the forgoing or any provision of the Plan or this Award Agreement, if any provision of this Award Agreement or the Plan contravenes Section 409A or could cause the Participant to incur any tax, interest or penalties under Section 409A, the Committee may, in its sole discretion and without the Participant's consent, modify such provision to (i) comply with, or avoid being subject to, Section 409A, or to avoid the incurrence of any taxes, interest and penalties under Section 409A, and/or (ii) maintain, to the maximum extent practicable, the original intent and economic benefit to the Participant of the applicable provision without materially increasing the cost to the Company or contravening the provisions of
                        Section 409A. This Section I(4) does not create an obligation on the part of the Company to modify the Plan or this Award Agreement and does not guarantee that the Restricted Shares will not be subject to taxes, interest and penalties under Section 409A.

                  (5) Vesting of the Restricted Shares shall be subject to the Participant satisfying all applicable federal, state, local and foreign taxes (including the Participant's FICA obligation). The Company shall have the power and the right to (i) deduct or withhold from all amounts payable to the Participant in connection with the Restricted Shares or otherwise, or (ii) require the Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes required by law. Further, the Company may permit or require the Participant to satisfy, in whole or in part, the tax obligations by withholding Shares that would otherwise be received upon vesting of the Restricted Shares.

                  (6) This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required, or the Committee determines are advisable. The Participant agrees to take all steps the Company determines are necessary to comply with all applicable provisions of federal and state securities law in exercising his rights under this Award Agreement.

                  (7) All obligations of the Company under the Plan and this Award Agreement, with respect to the Restricted Shares, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                  (8) To the extent not preempted by federal law, this Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

            (J) Refusal of Award. If the Participant desires to refuse the Award, the Participant must notify the Company in writing. Such notification should be sent to CIT Group Inc., Human Resources Department, 1 CIT Drive, Livingston, New Jersey 07039, no later than thirty (30) days after receipt of this Award Agreement.

            IN WITNESS WHEREOF, this Award Agreement has been executed by the Company by one of its duly authorized officers as of the Date of Award.

                  CIT Group Inc.

                  _________________________

                                                            For ESP Participants

CIT Group Inc.
Long-Term Incentive Plan
Restricted Stock Award Agreement

"Participant":

"Date of Award":  [____________], 2007

      This Award Agreement, effective as of the Date of Award set forth above, sets forth the grant of shares of Restricted Common Stock ("Restricted Shares") by CIT Group Inc., a Delaware corporation (the "Company"), to the Participant named above, pursuant to the provisions of the CIT Group Inc. Long-Term Incentive Plan, as amended (the "Plan"). All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein.

      The parties hereto agree as follows:

            (A) Grant of Restricted Shares. The Company hereby grants to the Participant [______] Restricted Shares, subject to the terms and conditions of the Plan and this Award Agreement. The Restricted Shares are subject to the transfer restrictions set forth in Section E and the cancellation provisions set forth in Section C.

            (B)   Vesting of Restricted Shares.

                  (1) Subject to the Participant's continued employment with the Company and its Subsidiaries (the "Company Group"), one third (1/3) of the Restricted Shares shall vest on each of the first, second and third anniversaries of the Date of Award (each, a "Vesting Date"). Any fractional Restricted Shares resulting from the application of the vesting schedule shall be aggregated and the Restricted Shares resulting from such aggregation shall vest on the third anniversary of the Date of Award.

                  (2) Upon vesting, the Restricted Shares shall no longer be subject to the transfer restrictions pursuant to Section E or cancellation pursuant to Section C.

            (C)   Termination of Employment.

                  (1) If, after the Date of Award and prior to a Vesting Date, the Participant's employment with the Company Group terminates due to the Participant's death, Disability, Retirement or RIF Termination (each, as defined below), or for "Good Reason" or "Without Cause" (each as defined in the Company's Employee

                        Severance Plan, as amended as of March 1, 2004), all of the unvested Restricted Shares shall vest immediately. "Retirement" is defined as either (a) a Participant's election to retire upon attaining his or her "Normal Retirement Age"; or (ii) a Participant's election to retire upon (A) completing at least a 10-year "Period of Benefit Service" and (B) having either (1) attained age 55, or (2) incurred an "Eligible Termination" and, at the time of such "Eligible Termination," having attained age 54. The terms "Normal Retirement Age," "Period of Benefit Service" and "Eligible Termination" shall have the meaning as defined in the Retirement Plan. For purposes of this Award Agreement, (i) a "RIF Termination" shall mean the termination of a Participant's employment by the Company as a result of a reduction in force, corporate downsizing, change in operations, permanent and complete facility relocation or closing, or other similar job elimination, and (ii) "Disability" shall have the meaning ascribed thereto under the Company's long-term disability plan or policy applicable to the Participant, as in effect from time to time, or, in the event the Company has no long-term disability plan or policy, "Disability" shall have the same meaning as defined in the Company's applicable long-term disability plan or policy last in effect prior to the first date a Participant suffers from such Disability.

                  (2) If, prior to a Vesting Date, the Participant's employment with the Company Group terminates for any reason other than as set forth in Section C(1), the unvested Restricted Shares shall be cancelled immediately and the Participant shall immediately forfeit any rights to the Restricted Shares.

            (D) Change of Control. Notwithstanding any provision contained in the Plan or this Award Agreement to the contrary, if, prior to a Vesting Date, a Change of Control occurs, the unvested Restricted Shares shall immediately vest upon the effective date of the Change of Control.

            (E) Transferability. The Restricted Shares are not transferable other than by last will and testament, by the laws of descent and distribution pursuant to a domestic relations order, or as otherwise permitted under Section 12 of the Plan. Further, except as set forth in Section 12(b) of the Plan, during the Participant's lifetime, the Options shall be exercisable only by the Participant, or in the event of the Participant's legal incapacity, the Participant's legal guardian or representative.

            (F) Rights as a Stockholder. The Participant shall have, with respect to the Restricted Shares, all the rights of a stockholder of the Company, including, if applicable, the right to vote the Restricted Shares and to receive any dividends, subject to the restrictions set forth in the Plan and this Award Agreement.

            (G) Dividends and Distributions. Any Shares or other securities of the Company received by the Participant as a result of a distribution to holders of Restricted Shares or as a dividend on the Restricted Shares shall be subject to the same restrictions as the related Restricted Shares, and all references to Restricted Shares hereunder shall be deemed to include such Shares or other securities.

            (H) Share Certificates. The certificate representing the Shares covered by the Restricted Shares shall be held in custody by the Company until the restrictions thereon shall have lapsed. As a condition of the award of Restricted Shares, the Participant shall deliver to the Company a stock power, endorsed in blank, relating to such Shares. The Committee may cause a legend or legends to be put on the certificate to make appropriate reference to such restrictions as the Committee may deem advisable under the Plan or as may be required by the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange that lists the Shares, and any applicable federal or state laws.

            (I)   Miscellaneous.

                  (1) The Plan provides a complete description of the terms and conditions governing all Awards granted thereunder. This Award Agreement and the rights of the Participant hereunder are subject to the terms and conditions of the Plan, as amended from time to time, and to such rules and regulations as the Committee may adopt for the administration of the Plan. If there is any inconsistency between the terms of this Award Agreement and the terms of the Plan, the Plan's terms shall supersede and replace the conflicting terms of this Award Agreement.

                  (2) The Committee shall have the right to impose such restrictions on the Restricted Shares as it deems necessary or advisable under applicable federal securities laws, the rules and regulations of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to administer the Plan and this Award Agreement, all of which shall be binding upon the Participant.

                  (3) The Board may, at any time, or from time to time, terminate, amend, modify or suspend the Plan, and the Board or the Committee may amend or modify this Award Agreement at any time; provided, however, that no termination, amendment, modification or suspension shall materially and adversely alter or impair the rights of the Participant under this Award Agreement, without the Participant's written consent.

                  (4) Shares of Restricted Stock are not subject to Section 409A of the Internal Revenue Code of 1986, as amended ("Section 409A"). Notwithstanding the forgoing or any provision of the Plan or this Award Agreement, if any provision of this Award Agreement or the Plan contravenes Section 409A or could cause the Participant to incur any tax, interest or penalties under Section 409A, the Committee may, in its sole discretion and without the Participant's consent, modify such provision to (i) comply with, or avoid being subject to, Section 409A, or to avoid the incurrence of any taxes, interest and penalties under Section 409A, and/or (ii) maintain, to the maximum extent practicable, the original intent and economic benefit to the Participant of the applicable provision without materially increasing the cost to the Company or contravening the provisions of
                        Section 409A. This Section I(4) does not create an obligation on the part of the Company to modify the Plan or this Award Agreement and does not guarantee that the Restricted Shares will not be subject to taxes, interest and penalties under Section 409A.

                  (5) Vesting of the Restricted Shares shall be subject to the Participant satisfying all applicable federal, state, local and foreign taxes (including the Participant's FICA obligation). The Company shall have the power and the right to (i) deduct or withhold from all amounts payable to the Participant in connection with the Restricted Shares or otherwise, or (ii) require the Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes required by law. Further, the Company may permit or require the Participant to satisfy, in whole or in part, the tax obligations by withholding Shares that would otherwise be received upon vesting of the Restricted Shares.

                  (6) This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required, or the Committee determines are advisable. The Participant agrees to take all steps the Company determines are necessary to comply with all applicable provisions of federal and state securities law in exercising his rights under this Award Agreement.

                  (7) All obligations of the Company under the Plan and this Award Agreement, with respect to the Restricted Shares, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                  (8) To the extent not preempted by federal law, this Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

            (J) Refusal of Award. If the Participant desires to refuse the Award, the Participant must notify the Company in writing. Such notification should be sent to CIT Group Inc., Human Resources Department, 1 CIT Drive, Livingston, New Jersey 07039, no later than thirty (30) days after receipt of this Award Agreement.

            IN WITNESS WHEREOF, this Award Agreement has been executed by the Company by one of its duly authorized officers as of the Date of Award.

                  CIT Group Inc.

                  _________________________

                                   For Participants Without Employment Contracts

CIT Group Inc.
Long-Term Incentive Plan
Restricted Stock Award Agreement

"Participant":

"Date of Award":  [____________], 2007

      This Award Agreement, effective as of the Date of Award set forth above, sets forth the grant of shares of Restricted Common Stock ("Restricted Shares") by CIT Group Inc., a Delaware corporation (the "Company"), to the Participant named above, pursuant to the provisions of the CIT Group Inc. Long-Term Incentive Plan, as amended (the "Plan"). All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein.

      The parties hereto agree as follows:

            (A) Grant of Restricted Shares. The Company hereby grants to the Participant [______] Restricted Shares, subject to the terms and conditions of the Plan and this Award Agreement. The Restricted Shares are subject to the transfer restrictions set forth in Section E and the cancellation provisions set forth in Section C.

            (B)   Vesting of Restricted Shares.

                  (1) Subject to the Participant's continued employment with the Company and its Subsidiaries (the "Company Group"), one third (1/3) of the Restricted Shares shall vest on each of the first, second and third anniversaries of the Date of Award (each, a "Vesting Date"). Any fractional Restricted Shares resulting from the application of the vesting schedule shall be aggregated and the Restricted Shares resulting from such aggregation shall vest on the third anniversary of the Date of Award.

                  (2) Upon vesting, the Restricted Shares shall no longer be subject to the transfer restrictions pursuant to Section E or cancellation pursuant to Section C.

            (C)   Termination of Employment.

                  (1) If, after the Date of Award and prior to a Vesting Date, the Participant's employment with the Company Group terminates due to the Participant's death, Disability or Retirement or a RIF Termination (each, as defined below), all of the unvested Restricted Shares shall vest immediately. "Retirement" is defined as either (a) a Participant's election to retire upon attaining his or her "Normal Retirement Age"; or (ii) a Participant's election to retire upon (A) completing at least a 10-year "Period of Benefit Service" and (B) having either (1) attained age 55, or (2) incurred an "Eligible Termination" and, at the time of such "Eligible Termination," having attained age 54. The terms "Normal Retirement Age," "Period of Benefit Service" and "Eligible Termination" shall have the meaning as defined in the Retirement Plan. For purposes of this Award Agreement, (i) a "RIF Termination" shall mean the termination of a Participant's employment by the Company as a result of a reduction in force, corporate downsizing, change in operations, permanent and complete facility relocation or closing, or other similar job elimination, and (ii) "Disability" shall have the meaning ascribed thereto under the Company's long-term disability plan or policy applicable to the Participant, as in effect from time to time, or, in the event the Company has no long-term disability plan or policy, "Disability" shall have the same meaning as defined in the Company's applicable long-term disability plan or policy last in effect prior to the first date a Participant suffers from such Disability.

                  (2) If, prior to a Vesting Date, the Participant's employment with the Company Group terminates for any reason other than as set forth in Section C(1), the unvested Restricted Shares shall be cancelled immediately and the Participant shall immediately forfeit any rights to the Restricted Shares.

            (D) Change of Control. Notwithstanding any provision contained in the Plan or this Award Agreement to the contrary, if, prior to a Vesting Date, a Change of Control occurs, the unvested Restricted Shares shall immediately vest upon the effective date of the Change of Control.

            (E) Transferability. The Restricted Shares are not transferable other than by last will and testament, by the laws of descent and distribution pursuant to a domestic relations order, or as otherwise permitted under Section 12 of the Plan. Further, except as set forth in Section 12(b) of the Plan, during the Participant's lifetime, the Options shall be exercisable only by the Participant, or in the event of the Participant's legal incapacity, the Participant's legal guardian or representative.

            (F) Rights as a Stockholder. The Participant shall have, with respect to the Restricted Shares, all the rights of a stockholder of the Company, including, if applicable, the right to vote the Restricted Shares and to receive any dividends, subject to the restrictions set forth in the Plan and this Award Agreement.

            (G) Dividends and Distributions. Any Shares or other securities of the Company received by the Participant as a result of a distribution to holders of Restricted Shares or as a dividend on the Restricted Shares shall be subject to the same restrictions as the related Restricted Shares, and all references to Restricted Shares hereunder shall be deemed to include such Shares or other securities.

            (H) Share Certificates. The certificate representing the Shares covered by the Restricted Shares shall be held in custody by the Company until the restrictions thereon shall have lapsed. As a condition of the award of Restricted Shares, the Participant shall deliver to the Company a stock power, endorsed in blank, relating to such Shares. The Committee may cause a legend or legends to be put on the certificate to make appropriate reference to such restrictions as the Committee may deem advisable under the Plan or as may be required by the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange that lists the Shares, and any applicable federal or state laws.

            (I)   Miscellaneous.

                  (1) The Plan provides a complete description of the terms and conditions governing all Awards granted thereunder. This Award Agreement and the rights of the Participant hereunder are subject to the terms and conditions of the Plan, as amended from time to time, and to such rules and regulations as the Committee may adopt for the administration of the Plan. If there is any inconsistency between the terms of this Award Agreement and the terms of the Plan, the Plan's terms shall supersede and replace the conflicting terms of this Award Agreement.

                  (2) The Committee shall have the right to impose such restrictions on the Restricted Shares as it deems necessary or advisable under applicable federal securities laws, the rules and regulations of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to administer the Plan and this Award Agreement, all of which shall be binding upon the Participant.

                  (3) The Board may, at any time, or from time to time, terminate, amend, modify or suspend the Plan, and the Board or the Committee may amend or modify this Award Agreement at any time; provided, however, that no termination, amendment, modification or suspension shall materially and adversely alter or impair the rights of the Participant under this Award Agreement, without the Participant's written consent.

                  (4) Shares of Restricted Stock are not subject to Section 409A of the Internal Revenue Code of 1986, as amended ("Section 409A"). Notwithstanding the forgoing or any provision of the Plan or this Award Agreement, if any provision of this Award Agreement or the Plan contravenes Section 409A or could cause the Participant to incur any tax, interest or penalties under Section 409A, the Committee may, in its sole discretion and without the Participant's consent, modify such provision to (i) comply with, or avoid being subject to, Section 409A, or to avoid the incurrence of any taxes, interest and penalties under Section 409A, and/or (ii) maintain, to the maximum extent practicable, the original intent and economic benefit to the Participant of the applicable provision without materially increasing the cost to the Company or contravening the provisions of
                        Section 409A. This Section I(4) does not create an obligation on the part of the Company to modify the Plan or this Award Agreement and does not guarantee that the Restricted Shares will not be subject to taxes, interest and penalties under Section 409A.

                  (5) Vesting of the Restricted Shares shall be subject to the Participant satisfying all applicable federal, state, local and foreign taxes (including the Participant's FICA obligation). The Company shall have the power and the right to (i) deduct or withhold from all amounts payable to the Participant in connection with the Restricted Shares or otherwise, or (ii) require the Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes required by law. Further, the Company may permit or require the Participant to satisfy, in whole or in part, the tax obligations by withholding Shares that would otherwise be received upon vesting of the Restricted Shares.

                  (6) This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required, or the Committee determines are advisable. The Participant agrees to take all steps the Company determines are necessary to comply with all applicable provisions of federal and state securities law in exercising his rights under this Award Agreement.

                  (7) All obligations of the Company under the Plan and this Award Agreement, with respect to the Restricted Shares, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.


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

                  (8) To the extent not preempted by federal law, this Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

            (J) Refusal of Award. If the Participant desires to refuse the Award, the Participant must notify the Company in writing. Such notification should be sent to CIT Group Inc., Human Resources Department, 1 CIT Drive, Livingston, New Jersey 07039, no later than thirty (30) days after receipt of this Award Agreement.


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

            IN WITNESS WHEREOF, this Award Agreement has been executed by the Company by one of its duly authorized officers as of the Date of Award.

                  CIT Group Inc.

                  _________________________


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